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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        ______________________________

                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                      January 28,2002 (January 25, 2002)


                       STATE AUTO FINANCIAL CORPORATION
    -----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Ohio                       0-19289                     31-1324304
     ----                       -------                    -------------
(State or other               (Commission                  (IRS Employer
jurisdiction of               File Number)             Identification Number)
incorporation)

518 East Broad Street, Columbus, Ohio                        43215-3976
- ---------------------------------------                      ----------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (614) 464-5000


                                   No Change
    -----------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.           Other Events.
- ------            ------------

     On January 25, 2002, the Registrant issued a press release announcing loss reserve adjustments during the fourth quarter 2001. A copy of such press release is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.
- ------            ---------------------------------

     (c)      Exhibits.

Exhibit
No.               Description of Exhibit
- -------           ----------------------

99                Press release issued January 25, 2002


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             STATE AUTO FINANCIAL
                                             CORPORATION


Date:  January 28, 2002                      By /s/ Robert H. Moone
                                               ---------------------------
                                               Robert H. Moone,
                                               Chairman



                                 EXHIBIT INDEX


Exhibit
No.               Description of Exhibit
- -------           ----------------------

99                Press release issued January 25, 2002.